Exhibit 99.1
MetLife, Inc. Investor Day
December 5, 2005
Agenda

Time	Topic	Presenters

7:30 a.m. to 8:00 a.m.	Registration / Continental Breakfast

8:00 a.m. to 8:05 a.m.	Outline of Day	Tracey A. Dedrick

8:05 a.m. to 8:10 a.m.	Introduction	Robert H. Benmosche

8:10 a.m. to 8:30 a.m.	Overview	C. Robert Henrikson

8:30 a.m. to 9:05 a.m.	Finance	William J. Wheeler

9:05 a.m. to 9:25 a.m.	Investments	Steven A. Kandarian

9:25 a.m. to 9:45 a.m.	Finance & Investments Q&A	William J. Wheeler
Steven A. Kandarian

9:45 a.m. to 10:15 a.m.	Institutional	Leland C. Launer, Jr

10:15 a.m. to 10:30 a.m.	Break	All

10:30 a.m. to 11:00 a.m.	Individual	Lisa M. Weber

11:00 a.m. to 11:20 a.m.	Auto & Home	William J. Mullaney

11:20 a.m. to 11:50 a.m.	International	William J. Toppeta

11:50 a.m. to 12:20 p.m.	General Q&A	All

Safe Harbor Statement These materials contain statements which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to trends in the operations and financial results and the business and the products of MetLife, Inc. and its subsidiaries (collectively, the “Company”), as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend” and other similar expressions. Forward-looking statements are made based upon management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Such forward-looking statements are not guarantees of future performance. Actual results may differ materially from those included in the forward-looking statements as a result of risks and uncertainties including, but not limited to, the following: (i) changes in general economic conditions, including the performance of financial markets and interest rates; (ii) heightened competition, including with respect to pricing, entry of new competitors and the development of new products by new and existing competitors; (iii) unanticipated changes in industry trends; (iv) MetLife, Inc.’s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (v) deterioration in the experience of the “closed block” established in connection with the reorganization of Metropolitan Life Insurance Company; (vi) catastrophe losses; (vii) adverse results or other consequences from litigation, arbitration or regulatory investigations; (viii) regulatory, accounting or tax changes that may affect the cost of, or demand for, the Company’s products or services; (ix) downgrades in the Company’s and its affiliates’ claims paying ability, financial strength or credit ratings; (x) changes in rating agency policies or practices; (xi) discrepancies between actual claims experience and assumptions used in setting prices for the Company’s products and establishing the liabilities for the Company’s obligations for future policy benefits and claims; (xii) discrepancies between actual experience and assumptions used in establishing liabilities related to other contingencies or obligations; (xiii) the effects of business disruption or economic contraction due to terrorism or other hostilities; (xiv) the Company’s ability to identify and consummate on successful terms any future acquisitions, and to successfully integrate acquired businesses with minimal disruption; and (xv) other risks and uncertainties described from time to time in MetLife, Inc.’s filings with the Securities and Exchange Commission, including its S-1 and S-3 registration statements. The Company specifically disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Explanatory Note on Non-GAAP Financial Information The historical and forward-looking financial information presented at this meeting and contained in this presentation include performance measures which are based on methodologies other than Generally Accepted Accounting Principles (“GAAP”). MetLife analyzes its performance using so-called non-GAAP measures, including operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share and operating return on equity (“ROE”). MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income taxes, and adjustments related to net investment gains and losses, net of income taxes, both of which can fluctuate significantly from period to period, the impact of the cumulative effect of a change in accounting, net of income taxes, and discontinued operations other than discontinued real estate, net of income taxes, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings is defined as GAAP net income, excluding net investment gains and losses, net of income taxes, adjustments related to net investment gains and losses, net of income taxes, the impact from the cumulative effect of a change in accounting, net of income taxes, and discontinued operations other than discontinued real estate, net of income taxes. Scheduled settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends, which are recorded in Corporate & Other. All references in these slides and in the presentations made at this meeting to “operating earnings” for 2005 and future years should be read as references to “operating earnings available to common shareholders. Operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders by the number of weighted average diluted common shares outstanding for the period indicated. All references in these slides and in the presentations made at this meeting to “operating earnings per share” for 2005 and future years should be read as references to “operating earnings available to common shareholders per diluted common share.” Operating return on equity is calculated by dividing operating earnings available to common shareholders by average common equity for the period indicated, excluding accumulated other comprehensive income.

Explanatory Note on Non-GAAP Financial Information (Cont’d) For the historical periods presented, reconciliations of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures are included in the Appendix to this presentation and are on the Investor Relations portion of the Company’s website (www.metlife.com). Additional information about MetLife’s historical financial results is available in the Company’s Quarterly Financial Supplements which may be accessed through the Company’s Website. The non-GAAP measures used in this presentation should not be viewed as substitutes for the most directly comparable GAAP measures. In this presentation, MetLife provides guidance on its future earnings, earnings per share and return on equity on an operating, non-GAAP basis. A reconciliation of these measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because MetLife believes it is not possible to provide a reliable forecast of net investment gains and losses, which can fluctuate significantly from period to period and may have a significant impact on GAAP net income.

Investor Day 2005 C. Robert Henrikson President & COO Corporate Overview

Agenda The Enterprise Value Creation since IPO 2005 Operating Results 2005 Accomplishments Looking Forward Market Opportunities MetLife's Strengths Continue Market Focus Positioned for Growth 2006 Targets Reasons to Own MetLife

i .. day two thousand five iNVESTOR The Enterprise

Value Creation Since IPO Share Price $14.25 $52.15 Market Cap $10.8 billion $39.5 billion Operating Earnings $1,521 million $3,235 - $3,275 million Operating EPS $1.93 $4.27 - $4.32 Book Value per Share3 $19.46 $33.00 - $33.20 Operating ROE 10.3% 14.4% - 14.6% Operating EPS Annual Growth 10% - 15% target 17.2% - 17.5%4 1 April 4, 2000 2 Year of initial public offering adjusted to reflect discontinued operations. 3 Excludes accumulated other comprehensive income and based on fully diluted shares outstanding. 4 2000-2005E Operating EPS CAGR based on 2005E management guidance of $4.27 - $4.32. At time of IPO1 December 2, 2005 December 31, 20002 2005E

2005 Operating Results ($ Millions, except per share data) 1 Includes other revenues. 2 2004 Operating results exclude certain items. See Appendix for reconciliations. 3 Excludes accumulated other comprehensive income and based on fully diluted shares outstanding.

2005 Accomplishments Travelers successful acquisition successful integration Solid revenue growth Exceeded our earnings targets Excellent spreads Disciplined underwriting Good expense management

i .. day two thousand five iNVESTOR Looking Forward

Trends Creating Market Opportunities Demographics Multicultural trends Significant risk protection gaps Need for information and face-to-face advice Individuals shouldering more responsibility Demand for multiple points of access Technology will become "table stakes"

MetLife's Strengths Distribution power Relational capital Breadth of product, service and solutions Financial strength Brand Technology

Continue Market Focus Retirement product solutions Protection product solutions Core and voluntary employee benefits Domestically & Internationally

Summary Market Opportunities Opportunities greater than ever Strengths position us to win Products supported by common platforms Solutions focused on the customer...simple but innovative with great service Fueled by Strong & Broad Distribution

2006 Operating Expectations ($ Millions, except per share data)

Reasons to Own MetLife Proven ability to create shareholder value Diversified earnings sources Drivers of performance sustainable into 2006 Insurance fundamentals are strong Financial strength and performance culture Operating companies generate strong cash flow

Managing for the Long Term MetLife

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Investor Day 2005 William J. Wheeler Executive Vice President & CFO Finance

Revenue Growth Premiums and Fees1 2001 2002 2003 2004 Q304YTD Q305YTD 20157 22331 24269 26265 19408 22178 CAGR 9.2% ($ Millions) 1 Includes other revenues; excludes certain items. See Appendix for reconciliations. CAGR 14.3%

Assets Under Management 2001 2002 2003 2004 Q304 Q305 General Account 194.3 217.7 251 270 265 358.8 Separate Account 62.7 59.7 76 87 81.2 124 ($ Billions) CAGR 11.6% $327 $278 $257 $357 CAGR 39.6% $346 $483

Underwriting Results 2001 2002 2003 2004 3Q 04 YTD 3Q 05 YTD Individual Mortality (Gross of Reinsurance) 0.848 0.838 0.877 0.82 0.808 0.856 2001 2002 2003 2004 3Q 04 YTD 3Q 05 YTD Combined Ratio 1.06 0.994 0.997 0.968 0.974 0.98 Combined Ratio Ex Cats 1.021 0.974 0.971 0.904 0.899 0.893 2001 2002 2003 2004 3Q 04 YTD 3Q 05 YTD Group Term Life Mortality 0.926 0.924 0.908 0.917 0.924 0.935 Individual Mortality Disability Morbidity Group Term Life Mortality Auto & Home Combined Ratio 2001 2002 2003 2004 3Q 04 YTD 3Q 05 YTD Individual Mortality (Gross of Reinsurance) 1.003 0.955 0.954 0.916 0.901 0.893

Investment Performance 2001 2002 2003 2004 Q304 YTD Q305 YTD 0.0756 0.072 0.0671 0.0654 0.0647 0.0612 2001 2002 2003 2004 Q304 YTD Q305 YTD Annuities 0.0057 0.0058 0.0061 0.0065 0.0062 0.0077 Group Life 0.0029 0.0034 0.0036 0.0035 0.0037 0.0028 R&S 0.0069 0.0066 0.0063 0.0077 0.0076 0.0082 NMH 0.0012 0.0014 0.0012 0.0014 0.0014 0.0016 UL/VL 0.0014 0.0017 0.0018 0.0018 0.0018 0.0019 Average Yield on Total Invested Assets Investment Spreads 7.56% 7.25% 6.71% 6.53% 6.47% 6.12% 1.81% 1.89% 1.90% 2.09% 2.07% 2.22%

Operating Expense Ratio 2001 2002 2003 2004 Q304 YTD Q305 YTD 0.295 0.278 0.278 0.28 0.273 0.273 Operating expense ratio is defined as total operating expenses divided by premiums, fees and other revenues. Excludes certain items. See Appendix for reconciliations. 29.5% 27.8% 27.8% 28.0% 27.3% 27.3%

Operating Earnings Per Share 2001 2002 2003 2004 Q304 YTD Q305 YTD 2.17 2.59 2.83 3.36 2.48 3.28 CAGR 15.7% Excludes certain items. See Appendix for reconciliations. CAGR 32.3%

Dividends Per Common Share 2001 2002 2003 2004 2005 0.2 0.21 0.23 0.46 0.52

Book Value Per Common Share 2001 2002 2003 2004 Q304 Q305 18.76 21.09 24.58 26.32 26.65 32.98 Fully diluted, excluding AOCI. See Appendix for reconciliations. $24.58 $21.09 $18.76 $26.32 $26.65 $32.98 CAGR 12.0% CAGR 23.8%

Operating ROE1 2001 2002 2003 2004 Q304 YTD Q305 YTD 0.112 0.127 0.125 0.133 0.13 0.147 1 Operating Return on Equity as presented excludes certain items. See Appendix for reconciliations. 2 Calculated on an annualized basis. 12.5% 12.7% 11.2% 13.3% 13.0% 14.7% 2 2

Fourth Quarter 2005 EPS Projection 1 3Q05 Operating results excludes certain items. See Appendix for reconciliations.

Fourth Quarter 2005 Projection Continued strong variable investment income Results impacted due to Hurricane Wilma ($0.03) TL&A integration expenses of $66 million (pre-tax) Integration Incentive

2005 "Normalized" Operating EPS 2005 Operating EPS projection $4.27 - $4.32 One timers: Excess variable income (0.52) TL&A integration expenses 0.17 Catastrophes 0.13 Other (0.14) 2005 "normalized" EPS projection $3.91 - $3.96

2006 Operating EPS & ROE Projection

2006 Projection Growth highlights Solid top-line growth Continued strong underwriting margins International gaining substantial momentum Travelers Acquisition Significant accretion in 2006 Most expense saves achieved by end of 2006 $40 - $45 million of integration costs expected in 2006

2006 Projected Operating Earnings ($ Millions)

2006 Investment Spread 2005E 2006P Annuities 0.0065 0.00598 UL/VL 0.0018 0.00155 Group Term Life 0.0026 0.00216 Non-Medical Health 0.0011 0.00077 R&S 0.0061 0.00695 Excess Var Inc 0.0031 0 Lower investment yields Crediting rate minimums Inverted yield curve Change in business mix Asset growth offset Weighted average, excluding additional variable investment income 1.74% 2.12% 1.81%

Pension and Other Costs 2001 2002 2003 2004 2005E 2006P Pension 26 173 309 211 239 308 CAGR 64.0% Total assets 9/30/05: $5.3B 2006 discount rate: 5.75% 2006 rate of return: 8.25% $26 $173 $309 $211 $239 $308 ($ Millions)

Debt Short Term Debt 1,303 Long Term Debt 9,492 Mandatory Convertible 2,134 Other 278 Stockholders Equity Preferred Stock 2,042 Total Equity1 24,841 Leverage Ratio 26.5%2 Capital Structure ($ Millions) At 9/30/05 1 Excludes accumulated other comprehensive income and preferred stock. 2 As adjusted for hybrid securities and non-recourse debt.

Annuity Hedging GMDB GMIB GMAB GMAB (Japan) GMWB 20 20 20 20 20 GMDB GMIB GMAB 20 20 20 Dedicated team of actuarial, investment and technology professionals Hedging philosophy: All guarantee riders are in scope All major risks (delta, vega, rho) are in scope Dynamic process and strategy GMDB GMIB Japan (GMAB) GMAB GMWB Reinsured Hedged Retained Delta Hedge

Managing Reserve and Capital Strain C3 Phase II Minimal impact Established captive reinsurance strategy for hedging purposes AXXX Currently managed through a combination of external and captive reinsurance with letters of credit The Letter of Credit environment has become more favorable; LOC's are longer term and reasonably priced Existing capacity covers peak reserves for production to date In 2006, will evaluate use of funded structures or securitizations, if needed

Conclusion We are running this Company for the long term: Top-line growth Underwriting margins Appropriate risk profile

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Investor Day 2005 Steven Kandarian Executive Vice President & CIO Investments

Market Overview

Economy ? Near Term (4Q 2005): Above consensus growth ? Long Term (2006): Growth at trend/consensus Inflation ? Core inflation at or above consensus Fed ? Fed Funds stop at 4.50% ? Fed eases by end of 2006 Interest Rates ? Range-bound with flat curve ? Severe inversion not anticipated Fixed Income Sectors ? Spreads more likely to widen Real Estate Mortgages ? Strong market fundamentals with tighter, but still attractive, spreads Real Estate Equity ? Strong market fundamentals, but abundant capital is driving rich valuations S&P 500 ? 5% growth 2006 Market View & Themes

Interest Rate Outlook

Credit Spreads 1/26/1993 2/2/1993 2/9/1993 2/16/1993 2/23/1993 3/2/1993 3/9/1993 3/16/1993 3/23/1993 3/30/1993 4/6/1993 4/13/1993 4/20/1993 4/27/1993 5/4/1993 5/11/1993 5/18/1993 5/25/1993 6/1/1993 6/8/1993 6/15/1993 6/22/1993 6/29/1993 7/6/1993 7/13/1993 7/20/1993 7/27/1993 8/3/1993 8/10/1993 8/17/1993 8/24/1993 8/31/1993 9/7/1993 9/14/1993 9/21/1993 9/28/1993 10/5/1993 10/12/1993 10/19/1993 10/26/1993 11/2/1993 11/9/1993 11/16/1993 11/23/1993 11/30/1993 12/7/1993 12/14/1993 12/21/1993 12/28/1993 1/4/1994 1/11/1994 1/18/1994 1/25/1994 2/1/1994 2/8/1994 2/15/1994 2/22/1994 3/1/1994 3/8/1994 3/15/1994 3/22/1994 3/29/1994 4/5/1994 4/12/1994 4/19/1994 4/26/1994 5/3/1994 5/10/1994 5/17/1994 5/24/1994 5/31/1994 6/7/1994 6/14/1994 6/21/1994 6/28/1994 7/5/1994 7/12/1994 7/19/1994 7/26/1994 8/2/1994 8/9/1994 8/16/1994 8/23/1994 8/30/1994 9/6/1994 9/13/1994 9/20/1994 9/27/1994 10/4/1994 10/11/1994 10/18/1994 10/25/1994 11/1/1994 11/8/1994 11/15/1994 11/22/1994 11/29/1994 12/6/1994 12/13/1994 507.53 510.41 510.41 510.41 510.41 503.12 503.12 503.12 503.12 503.12 496.76 496.76 496.76 496.76 462.62 462.62 462.62 462.62 455.81 455.81 455.81 455.81 455.81 434.96 434.96 434.96 434.96 471.61 471.61 471.61 471.61 471.61 478.97 478.97 478.97 478.97 470.69 470.69 470.69 470.69 435.52 435.52 435.52 435.52 435.52 417.16 417.16 417.16 417.16 347.83 347.83 347.83 347.83 323.34 323.34 323.34 323.34 330.63 330.63 330.63 330.63 330.63 338.6 338.6 338.6 338.6 345.1 345.1 345.1 345.1 345.1 350.26 350.26 350.26 350.26 376.05 376.05 376.05 376.05 368.08 368.08 368.08 368.08 368.08 339.67 339.67 339.67 339.67 332.65 332.65 332.65 332.65 342.78 342.78 342.78 342.78 342.78 343.07 343.07 1/30/1990 2/6/1990 2/13/1990 2/20/1990 2/27/1990 3/6/1990 3/13/1990 3/20/1990 3/27/1990 4/3/1990 4/10/1990 4/17/1990 4/24/1990 5/1/1990 5/8/1990 5/15/1990 5/22/1990 5/29/1990 6/5/1990 6/12/1990 6/19/1990 6/26/1990 7/3/1990 7/10/1990 7/17/1990 7/24/1990 7/31/1990 8/7/1990 8/14/1990 8/21/1990 8/28/1990 9/4/1990 9/11/1990 9/18/1990 9/25/1990 10/2/1990 10/9/1990 10/16/1990 10/23/1990 10/30/1990 11/6/1990 11/13/1990 11/20/1990 11/27/1990 12/4/1990 12/11/1990 12/18/1990 12/25/1990 1/1/1991 1/8/1991 1/15/1991 1/22/1991 1/29/1991 2/5/1991 2/12/1991 2/19/1991 2/26/1991 3/5/1991 3/12/1991 3/19/1991 3/26/1991 4/2/1991 4/9/1991 4/16/1991 4/23/1991 4/30/1991 5/7/1991 5/14/1991 5/21/1991 5/28/1991 6/4/1991 6/11/1991 6/18/1991 6/25/1991 7/2/1991 7/9/1991 7/16/1991 7/23/1991 7/30/1991 8/6/1991 8/13/1991 8/20/1991 8/27/1991 9/3/1991 9/10/1991 9/17/1991 9/24/1991 10/1/1991 10/8/1991 10/15/1991 10/22/1991 10/29/1991 11/5/1991 11/12/1991 11/19/1991 11/26/1991 12/3/1991 12/10/1991 12/17/1991 95.24 92.49 92.49 92.49 92.49 91.4 91.4 91.4 91.4 90.94 90.94 90.94 90.94 87.49 87.49 87.49 87.49 87.49 87.7 87.7 87.7 87.7 91.25 91.25 91.25 91.25 91.25 93.62 93.62 93.62 93.62 108.11 108.11 108.11 108.11 133.6 133.6 133.6 133.6 133.6 143.58 143.58 143.58 143.58 151.1 151.1 151.1 151.1 153.79 153.79 153.79 153.79 153.79 123.62 123.62 123.62 123.62 105.55 105.55 105.55 105.55 105.55 105.55 105.55 105.55 105.55 101.58 101.58 101.58 101.58 101.69 101.69 101.69 101.69 95.18 95.18 95.18 95.18 95.18 95.83 95.83 95.83 95.83 96.74 96.74 96.74 96.74 96.76 96.76 96.76 96.76 96.76 101.06 101.06 101.06 101.06 107.2 107.2 107.2 Lehman Investment Grade Index OAS Lehman High Yield Index OAS 1990 3/30/1993 4/6/1993 4/13/1993 4/20/1993 4/27/1993 5/4/1993 5/11/1993 5/18/1993 5/25/1993 6/1/1993 6/8/1993 6/15/1993 6/22/1993 6/29/1993 7/6/1993 7/13/1993 7/20/1993 7/27/1993 8/3/1993 8/10/1993 8/17/1993 8/24/1993 8/31/1993 9/7/1993 9/14/1993 9/21/1993 9/28/1993 10/5/1993 10/12/1993 10/19/1993 10/26/1993 11/2/1993 11/9/1993 11/16/1993 11/23/1993 11/30/1993 12/7/1993 12/14/1993 12/21/1993 12/28/1993 1/4/1994 1/11/1994 1/18/1994 1/25/1994 2/1/1994 2/8/1994 2/15/1994 2/22/1994 3/1/1994 3/8/1994 3/15/1994 3/22/1994 3/29/1994 4/5/1994 4/12/1994 4/19/1994 4/26/1994 5/3/1994 5/10/1994 5/17/1994 5/24/1994 5/31/1994 6/7/1994 6/14/1994 6/21/1994 6/28/1994 7/5/1994 7/12/1994 7/19/1994 7/26/1994 8/2/1994 8/9/1994 8/16/1994 8/23/1994 8/30/1994 9/6/1994 9/13/1994 9/20/1994 9/27/1994 10/4/1994 10/11/1994 10/18/1994 10/25/1994 11/1/1994 11/8/1994 11/15/1994 11/22/1994 11/29/1994 12/6/1994 12/13/1994 12/20/1994 12/27/1994 1/3/1995 1/10/1995 1/17/1995 1/24/1995 1/31/1995 2/7/1995 2/14/1995 323.19 320.443956 320.443956 320.443956 320.443956 317.7016484 317.7016484 317.7016484 317.7016484 313.73 313.73 313.73 313.73 313.73 342.1626087 342.1626087 342.1626087 342.1626087 370.3773913 370.3773913 370.3773913 370.3773913 370.3773913 391.02 391.02 391.02 391.02 374.3878261 374.3878261 374.3878261 374.3878261 356.9095652 356.9095652 356.9095652 356.9095652 356.9095652 340.37 340.37 340.37 340.37 340.91 340.91 340.91 340.91 339.4 339.4 339.4 339.4 330.34 330.34 330.34 330.34 330.34 326.4726374 326.4726374 326.4726374 326.4726374 323.4393407 323.4393407 323.4393407 323.4393407 323.4393407 323.92 323.92 323.92 323.92 323.8713043 323.8713043 323.8713043 323.8713043 318.3934783 318.3934783 318.3934783 318.3934783 318.3934783 310.27 310.27 310.27 310.27 320.5743956 320.5743956 320.5743956 320.5743956 328.0621978 328.0621978 328.0621978 328.0621978 328.0621978 338.79 338.79 338.79 338.79 349.6512088 349.6512088 349.6512088 349.6512088 349.6512088 362.1335165 362.1335165 Lehman 'B-Rated' OAS Minus Lehman 'A-Rated' OAS 1997 2004 1993 1998 2004 1993 1998 2004

Portfolio Metrics

2005 Portfolio Recap Credit Reduced corporate credit exposure Structured Finance Increased residential and commercial mortgage backed securities Real Estate Improved diversification of equity investment holdings Commercial mortgages decreased due to lower percentage in Travelers portfolio

Travelers Portfolio Integrated $55 billion Travelers portfolio Managed as "One" Travelers portfolio rebalance Reduced credit exposure Increased structured finance More commercial mortgages

Min / Max Range Neutral 9/30/05 Holdings 2006P Asset Allocation

Credit Risk Management Less exposed to credit than peers Defensive within high yield Shifted from 'BBB' to 'A' credit Increased risk management focus Reduced automotive sector Positioned for housing bubble Minimal airline exposure

Portfolio Income

Variable Income Corporate Joint Ventures Real Estate Joint Ventures Corporate Bond Prepayments Commercial Mortgage Prepayments Securities Lending 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 2006P Actual Volatile Income 181 151 185 292 188 312 234 376 286.899443 433.816485 332.152471 275 Note: 3Q05 includes Travelers income.

Portfolio Yield 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 QFS Yield 0.0695 0.0668 0.0651 0.0672 0.0642 0.0659 0.0638 0.0674 0.0643 0.0661 0.0613 Slope = -4 bps per Quarter

2006 Interest Rate Hedging Strategies Protect against adverse rate/curve environment Interest rate caps Interest rate swaps Mitigate interest rate related increases in liabilities Floating rate assets

Interest Rate Sensitivity Ran a variety of scenarios Net result ? +/- $100 million Shape of yield curve more influential than parallel shifts Limited management actions assumed

2006 Investment Expectations Credit ? Defensive Real Estate ? Continued allocation to commercial mortgages Portfolio Yield ? Approximately 4 bps decline per quarter Variable Income ? $275 million per quarter of sustainable variable income Interest rate sensitivity ? 2006 hedges

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Investor Day 2005 Leland C. Launer, Jr. President Institutional Business

2005 Highlights Record Operating Earnings - over 13% Grew top line 18%, driven by record sales in multiple products Persistency improvements across all channels Improved underwriting margins in disability and dental Held direct operating expenses flat to previous year Fully integrated Travelers retirement business

2005 Highlights - Travelers Acquisition Purchased highly similar business Increased retirement & savings general account assets by $28 billion or 54% Travelers accounts completely transferred to MetLife systems Providing uninterrupted service for Travelers 275,000 annuitants Managing acquired business with little incremental cost

2005 Highlights - Key Management Actions Reorganized product groups to align with the buyer Aligned sales forces by market under one leader Increased focus on "second sale" capabilities Additional focus on service

MetLife

2005 Highlights - Product Leadership

Operating Earnings, Sept. 2005 YTD


Institutional
Business
$1,056M
(42%)

MetLife Total = $2.5B

Sales	Industry Rank*
Group Life, Health and Annuity	
Life	#1
Disability	#1
Long Term Care	#1
Auto & Home	#1
Institutional Annuities	#1
Structured Settlements	#1
Stable Value & Funding Agreements	#1
Dental	#2

** MetLife rankings include Travelers results. Life, LTC, and Dental are measured in Sales Premiums; Disability in Sales Premiums, Equivalents, and Fees.*
Sources: Total Group Life, Health (excludes Medical), and Annuity (AM Best 2004); Life, Disability, LTC, Institutional Annuities, Structured Settlements, Stable Value and Funding Agreements Sales (LIMRA 2004); Dental, Auto & Home (MetLife Market Research 2005)

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2005 Institutional - Key Metrics 1 Includes other revenues.

2006 Institutional - Operating Earnings

Group Life - Key Metrics 1 Includes other revenues.

Group Life - Market Share 1. MetLife $1,916,495 22.0 2. Prudential 1,086,139 12.5 3. Unum Provident 634,921 7.3 4. Hartford Life 579,326 6.7 5. Aetna 513,042 5.9 6. Minnesota Life 346,756 4.0 7. CIGNA 336,977 3.9 8. ING 319,296 3.7 9. AIG 310,079 3.6 10.Standard 206,983 2.4 Company Market share (%) Face Amount ($ Millions) Note: MetLife rankings include Travelers results Source: AM Best Statement File - Life/Health Vol. 2005

Grow and Maintain Market Share Experienced, profit driven sales force Long standing client relationships Scale as enabler Life insurance expertise Product mix and diversity

Retirement & Savings - Key Metrics 1 Includes other revenues.

Retirement & Savings

Retirement & Savings - Immediate Annuity Sales 2002 2003 2004 2005E East 206 230 265 340 ($ Millions)

Non-Medical Health - Key Metrics 1 Includes other revenues

2002 2003 2004 2005E Premiums, Fees & Other 948 1040 1153 1306 Morbidity 0.955 0.954 0.916 0.895 Disability - Premiums & Morbidity Ratio Premiums CAGR 11.3%

Non-Medical Health - 2006 Key Drivers Disability Focus on service as a differentiator Continuing improvement in underwriting margins Expand market share Dental Expand dental network from 85,000 to 90,000 Achieve renewal increases and maintain persistency Lower transaction costs by off-shoring Expand voluntary offerings Long Term Care Complete new Individual LTC product rollout Invest in operating system Expand multi-life LTC product sold through the workplace

2006 Institutional - Key Metrics 1 Includes other revenues.

Summary MetLife is the largest provider of employer paid benefits and has one of the largest books of retirement business No competitor matches MetLife's combination of scale, relationships, expertise, and access to employers and employees Successful Travelers integration

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Investor Day 2005 Lisa M. Weber President Individual Business

Strong 2005 Retail Performance Delivered record Operating Earnings - up over 55% Improved IB Operating ROE - from 11.6% to over 15% Grew life sales faster than industry Retained agents at record levels Improved distribution profitability - over 20% Maintained strong Auto & Home earnings despite record catastrophes

Diverse Distribution Career General agency Brokerage Banks Broker/dealers Planners NYSE-member firms Independents New England Financial Tower Square Securities Walnut Street Securities Property and Casualty Specialists MetLife MetLife Investors 11,800 agents and advisors 4,000 independent P&C agents Access to 142,000 other points of sale MetLife Resources

#1 Total life insurance #1 Universal and variable life #2 Total annuities #2 Variable annuities #2 Long term care #5 Disability #14 Personal lines P&C "premiums" Strong Product Portfolio Sales Source: LIMRA and VARDS 3Q 2005 Solid life and annuity spreads Strong positive annuity flows Strong risk management Favorable lapse rates Favorable P&C client retention Performance

Scalable Platform Efficiencies Annuity In-force +13.9% -5.5% New Life Policy -3.3% -2.9% Life In-force -2.2% 0.4% Scale Process 528,000 new life and annuity applications annually Complete > 3 million in-force service transactions annually Support 14 million life and annuity contracts in-force Answer 2.5 million customer calls annually Volumes Unit Costs 2001-2004 CAGR

.... And Poised for Growth Points of sale 101,000 142,000 41% Wholesalers 121 2793 131% Life sales $460 M $750 M 63% Annuity sales $11 B $17 B 55% General account $91 B $111 B 22% Separate account $45 B $69 B 53% Pro Forma - Impact of Travelers Acquisition 1 MetLife as of 12/31/04 2 MetLife and TLA as of 12/31/04 3 Wholesalers after TLA integration as of 09/30/05 Before1 After2 Growth

2005 Management Actions Integrated Travelers and CitiStreet Reorganized independent distribution around our clients Redesigned life and annuity product portfolio Restructured operations platform for independent channel Realigned agency distribution

2005 Key Metrics ($ Millions) 1 Includes other revenues.

2005 Operating Earnings ($ Millions)

Retail Growth Strategy Focus Focus Focus Meeting client needs Attracting and retaining the right agents and advisors Expanding relationships with existing clients Driving profitability

Focus on Client Needs Maintain industry leading position in life sales with new product set Continue to refine annuity strategy to position for growing retirement market opportunities Execute disciplined marketing programs to outperform industry growth rates 2004 2005E Term Sales 70 90 Focus on Human Life Value 2005 2006 Term Life Sales ($ Millions) 29%

Retaining Advisors and Wholesalers Strengthen agency sales management program Refresh product story for independent wholesalers Deliver superior service for new independent distribution points 2005 2006 Selection, Advocacy, Top Producer Support LIMRA Avg. MetLife NEF 2005E 0.14 0.25 0.2 4 Year Projected Retention

Expanding Existing Relationships Lock in new independent distribution relationships acquired through Travelers and CitiStreet Continue to turn service contacts into sales opportunities for agency distribution Strengthen link between agency, independent, and Auto & Home 2005 2006 2004 2005E Term Conversions 7000 10000 Term Conversions 42% Disciplined Marketing Programs

Driving Distribution Profitability Continue to increase productivity of agency distribution Continue to implement new compensation program Retain a solid independent sales run rate Complete integration of MLR Sell more proprietary products through broker dealer MetLife NEF Independent MetLife Resources Broker Dealer 2005 2006 P&L Management Mindset Improved

2006 Key Metrics ($ Millions) 1 Includes other revenues.

2006 Operating Earnings ($ Millions)

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Investor Day 2005 William J. Mullaney President Auto & Home

2005 Highlights Excellent operating earnings Improving non-catastrophe loss ratio Strong sales growth Higher customer retention Increased exposures in-force

Excellent Operating Earnings ($ Millions)

Excellent Operating Earnings ($ Millions) 151 167 214 215-225 CAGR 13%

Improving Non-Catastrophe Loss Ratio 59.3% 59.4% 52.2% 49.4% 61.3% 62.2% 58.1% 56.2% 2.0% 2.8% 5.9% 6.8% 35% 40% 45% 50% 55% 60% 65% 2002 2003 2004 2005E Non-Cat Loss Ratio Cat Loss Ratio

Strong Sales Growth ($ Thousands) CAGR 13% New Business Sales (Items) 17% IA CA Group Direct Response East 0.35 0.2 0.35 0.1 Independent Agents Career Agency Group P&C Integrated Marketing

Higher Customer Retention

Increased Exposures In-Force

Competitive Industry Landscape Soft market Pricing discipline Abundant advertising Technology race Pricing sophistication Ease of doing business Catastrophe risk Reexamine exposure Higher reinsurance costs

Strong Business Fundamentals Represents claims per 100 covered exposures Non-Catastrophe Losses - Auto Frequency Represents average loss paid per claim Paid Severity

Strong Business Fundamentals Non-Catastrophe Losses - Homeowners Represents claims per 100 covered exposures Frequency Represents average loss paid per claim Paid Severity

2006 Key Strategies Capitalize on product innovation Refine pricing segmentation Expand distribution 2006 GrandProtect Sales

2006 Key Strategies 2006 Technology Investment Focus technology investments Improve expense ratio Limit catastrophe risk CAGR 10%

2006 Summary ($ Millions)

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Investor Day 2005 William J. Toppeta President International

2005 Highlights Acquired/integrated CitiInsurance, including JV in Japan Achieved leading positions in several markets Increased Operating Earnings and sales Reached $1 billion in quarterly revenues Launched pension business in Mexico Obtained additional licenses in China

Acquired CitiInsurance Operations Gained access to 71% of world's life markets1, up from 36% Acquired new operations in Japan, the EU and Australia Strengthened presence in Brazil, China and Hong Kong Extended direct writing access to over 35 countries, up from 11 Increased customer base from 9 million to > 15 million Added bancassurance and other distribution capabilities Requires investments for growth, service platforms, branding 1Based on life insurance premiums, Swiss Re Sigma data for 2004.

Japan Joint Venture JV with Mitsui Sumitomo Insurance Established 2002 Manufactures and distributes only individual annuities Third party distribution JV MetLife provides product development and sales management expertise MSI provides strong distribution capabilities, market knowledge and relationships Japan individual annuity market $57 billion, 23% of overall life market $36 billion of individual annuities distributed through banks Individual annuity market expected to exceed $400 billion by 2010 Japan sources: Insurance Research Institute, data for fiscal year 2004; 2010 MetLife estimate.

Leading Market Positions Mexico #1 in Life and Group Life Korea #1 in VUL Japan #2 in Variable Annuities1 Chile #2 in Combined Life & Annuity Market Australia #3 in Immediate Annuities2 1based on cumulative sales via bank channels. 2based on funds under management. Includes hybrid products not comparable to U.S. products. Note: Data sources include country trade associations, government regulatory agencies, and company data.

Increased Operating Earnings and Sales Korea 2005E Operating Earnings $65 - $75 million, up over 80% YOY Increased Operating Revenues and sales over 40% High productivity and excellent persistency Mexico 2005E Operating Earnings $190 - $210 million, up 34% YOY Retention over 85% across all lines of business Grew Private Institutional sales over 45%, revenues over 15% Japan Joint Venture 2005E Operating Earnings $10 - $20 million1 Record $3.4 billion in sales through 9/30/05 35% increase in distribution relationships led to record sales growth 3Q sales up 55% YOY, up 45% vs. 2Q05 1MetLife share, 2H05 only

Japan Joint Venture Both Sales and AUM data are calendar year basis. Converted to USD at 110 Yen=$1. Japan joint venture not consolidated for financial reporting purposes. (US$ Billions) CAGR 35% CAGR 103% AUMs Sales

2005 Results ($ Millions) 1 Includes other revenues. Premiums & Fees exclude unconsolidated joint ventures in Japan, China and Hong Kong. 2 Sales excludes unconsolidated joint ventures in Japan, China and Hong Kong.

Key International Strategies Establish meaningful positions in growth markets with attractive margins Maximize CitiInsurance opportunities Leverage MetLife's core competencies and relationships Enhance organic growth through selective pilots Reach maximum number of customers with high operational efficiency Invest in growth, systems, service platforms and branding Make opportunistic acquisitions/JVs/alliances Build global presence through selective approach

Growth Horizons Operating ROE

Start-ups Growth Initiatives Branding Business Process reengineering Integration East 24 13 11 20 19 Investing in Our Future Start-ups Growth Initiatives Branding Business Process Reengineering New Systems Integration East 20 25 23 11 11 35 2006 Plan: $125 (Pre-Tax) $20 $11 $23 BPR* Start-ups Other Growth Initiatives $11 2005 Projected: $87 (Pre-Tax) Branding $20 $13 $24 $11 Start-ups Other Growth Initiatives BPR* ($ Millions) New Systems $25 $19 Integration Branding Integration $35 Amounts shown are pre-tax, after capitalization. *Business Process Reengineering.

2006 Goals Korea Operating Earnings $80 - $100 million, up 23% - 33% YOY Increase Operating Revenues and sales over 20% Grow sales force, distribution channels and Institutional pensions Mexico Operating Earnings $150 - $170 million Grow top line and bottom line with Private Institutional, worksite marketing and pensions Japan Joint Venture Operating Earnings $30 - $40 million1 Sales and AUM growth 20% - 30% Build brand awareness with distributors 1MetLife share, full-year.

2006 Goals ($ Millions) 1 Includes other revenues. Premiums & Fees exclude unconsolidated joint ventures in Japan, China and Hong Kong. 2 Sales excludes unconsolidated joint ventures in Japan, China and Hong Kong.

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Appendix Reconciliations of Non-GAAP Financial Information Investor Day 2005

Explanatory Note on Non-GAAP Financial Information The historical and forward-looking financial information presented at this meeting and contained in this presentation include performance measures which are based on methodologies other than Generally Accepted Accounting Principles ("GAAP"). MetLife analyzes its performance using so-called non-GAAP measures, including operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share and operating return on equity ("ROE"). MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income taxes, and adjustments related to net investment gains and losses, net of income taxes, both of which can fluctuate significantly from period to period, the impact of the cumulative effect of a change in accounting, net of income taxes, and discontinued operations other than discontinued real estate, net of income taxes, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings is defined as GAAP net income, excluding net investment gains and losses, net of income taxes, adjustments related to net investment gains and losses, net of income taxes, the impact from the cumulative effect of a change in accounting, net of income taxes, and discontinued operations other than discontinued real estate, net of income taxes. Scheduled settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends, which are recorded in Corporate & Other. All references in these slides and in the presentations made at this meeting to "operating earnings" for 2005 and future years should be read as references to "operating earnings available to common shareholders. Operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders by the number of weighted average diluted common shares outstanding for the period indicated. All references in these slides and in the presentations made at this meeting to "operating earnings per share" for 2005 and future years should be read as references to "operating earnings available to common shareholders per diluted common share." Operating return on equity is calculated by dividing operating earnings available to common shareholders by average common equity for the period indicated, excluding accumulated other comprehensive income.

Explanatory Note on Non-GAAP Financial Information (Cont'd) For the historical periods presented, reconciliations of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures are included in the Appendix to this presentation and are on the Investor Relations portion of the Company's website (www.metlife.com). Additional information about MetLife's historical financial results is available in the Company's Quarterly Financial Supplements which may be accessed through the Company's Website. The non-GAAP measures used in this presentation should not be viewed as substitutes for the most directly comparable GAAP measures. In this presentation, MetLife provides guidance on its future earnings, earnings per share and return on equity on an operating, non-GAAP basis. A reconciliation of these measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because MetLife believes it is not possible to provide a reliable forecast of net investment gains and losses, which can fluctuate significantly from period to period and may have a significant impact on GAAP net income.

Reconciliation of Net Income to Operating Earnings - Total Company ($ Millions) ($ Millions)

Reconciliation of Net Income per Share to Operating Earnings per Share - Total Company Earnings per Share - Total Company Earnings per Share - Total Company

Return on Equity Return on Equity ($ Millions)

Reconciliation of Net Income to Operating Earnings ($ Millions) ($ Millions)

Reconciliation of Net Income to Operating Earnings ($ Millions) ($ Millions)

Reconciliation of Net Income to Operating Earnings ($ Millions) ($ Millions)

Reconciliation of Net Income to Operating Earnings ($ Millions) ($ Millions)

Reconciliation of Net Income to Operating Earnings ($ Millions) ($ Millions)

Reconciliation of Net Income to Operating Earnings ($ Millions) ($ Millions)

Reconciliation of Net Income to Operating Earnings ($ Millions) ($ Millions)

Reconciliation of Book Value per Common Share Reconciliation of Book Value per Common Share

Reconciliation of Premiums & Fees1 ($ Millions) ($ Millions) 1 1 Includes other revenues

Reconciliation of Operating Expenses and Expense Ratio ($ Millions) The operating expense ratio is calculated by dividing operating expenses by premiums, fees and other revenues. The operating expense ratio, as presented is calculated by dividing operating expenses, as presented by premiums, fee and other revenues, as presented. ratio, as presented is calculated by dividing operating expenses, as presented by premiums, fee and other revenues, as presented. ratio, as presented is calculated by dividing operating expenses, as presented by premiums, fee and other revenues, as presented.

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Robert H. Benmosche
Chairman & Chief Executive Officer
MetLife, Inc.
Robert H. Benmosche is chairman of the board and chief executive officer of MetLife, Inc.
Since being named chairman & CEO on July 1, 1998, Benmosche has directed strong, organic revenue growth at MetLife while increasing the company’s core competencies and market share through a number of strategic acquisitions. Under his leadership, MetLife has continued to grow as a leading competitor in the financial services marketplace in the U.S and abroad.
Benmosche oversaw MetLife’s 2005 acquisition of Travelers Life & Annuity and substantially all of Citigroup’s international insurance businesses. This transaction, the largest in MetLife’s history, made the company the largest individual life insurer and second largest variable annuity provider in North America.
Benmosche was responsible for the company’s successful initial public offering in April 2000 and making a number of changes in MetLife’s corporate culture. He consolidated client service and compliance functions to improve quality standards and achieve greater economies of scale. He also moved authority closer to the business lines to streamline the decision making process and implemented a new performance management process to tie employee incentives to results.
On November 1, 1997, Benmosche was appointed MetLife’s president and chief operating officer and a member of the board. In this role, he was responsible for the company’s primary lines of business, Individual and Institutional, as well as International operations. He also oversaw the company’s business services group and corporate development and services. From 1996 to 1997, Benmosche was executive vice president of Individual Business, where he was responsible for all product development, marketing and sales efforts focused on MetLife’s individual customers. Benmosche joined MetLife on September 1, 1995.
Before joining MetLife, Benmosche was an executive vice president at PaineWebber and a member of the company’s incorporated board of directors. In this position, he was in charge of the firm’s southern division, comprised of 80 branch offices with over 1,500 retail brokers. He also directed the merger of Kidder Peabody into PaineWebber and served in a number of senior marketing and financial roles. He joined PaineWebber in 1982 from Chase Manhattan Bank.
Benmosche holds a B.A. degree in mathematics from Alfred University and served as a lieutenant in the United States Army Signal Corps between 1966 and 1968. He is a member of the board of directors of Credit Suisse Group and the New York Philharmonic and serves on the board of trustees of The Conference Board. He also has previously served on the boards of the National Securities Clearing Corporation, the Chicago Stock Exchange and Alfred University.
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Tracey A. Dedrick
Vice President
Investor Relations
MetLife, Inc.
Tracey A. Dedrick is vice president and head of investor relations for MetLife, Inc. In this role, she manages the company’s relationships with buy-side and sell-side analysts along with institutional and retail investors. She was appointed to this position in June 2004.
Prior to her current position, Dedrick was assistant treasurer in charge of the capital and corporate finance department within the corporate treasury department of MetLife. In this role, Dedrick was responsible for managing the enterprise’s capital planning, allocation and financing strategy as well as managing rating agency relationships. She was also responsible for maintaining sufficient liquidity to support the continued solvency of the MetLife enterprise and the profitable operation of its core businesses.
Dedrick joined MetLife in 2001 from AXA Financial, where she was assistant treasurer. In additional to capital management, she was responsible for merger & acquisitions analysis and participated in the purchase of Sanford Bernstein, the sale of Donaldson Lufkin & Jenrette and the merger with AXA Group Paris. She has an extensive background in liquidity and interest rate risk management.
Dedrick received her B.A. degree in economics from the University of Minnesota in 1978 and attended the Edwin L. Cox School of Management at Southern Methodist University.
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C. Robert Henrikson
President & Chief Operating Officer
MetLife, Inc.
C. Robert (Rob) Henrikson is president and chief operating officer of MetLife, Inc. and is also responsible for the company’s revenue-generating businesses, including MetLife’s Individual Business, Institutional Business, Auto & Home and International businesses. Henrikson provides the strategic oversight and direction to leverage MetLife’s product, sales, service and support capabilities in all markets, both domestically and globally. In addition, Henrikson is the MetLife, Inc. executive officer designated to oversee the MetLife Bank. He was named to the board of directors of MetLife, Inc. on April 26, 2005.
During his more than thirty-year tenure with MetLife, Henrikson has held a number of senior positions in the individual, group and pensions businesses. Beginning his career as a sales representative, he held roles of increasing breadth and responsibility, heading up the pensions business, group insurance and retirement and savings businesses, auto & home, asset management and MetLife Bank. Today his operations represent over 91% of total earnings for the company.
Henrikson has served on the boards of various MetLife subsidiaries, including MetLife Auto & Home, MetLife Bank, MetLife Foundation, and SSRM Holdings. In addition, he has been actively involved as a thought leader in various industry organizations and initiatives and has testified at Department of Labor and other agency hearings regarding pension and employee benefit matters. He also represented the industry in Congressional hearings regarding the structure and use of certain bank and insurance products and has served as a delegate to the National Summit on Retirement Savings. In 2004, Henrikson was asked to testify in Congress as a thought leader on the “Retirement Crisis in America.” Again, in 2005 he was a participant in the first Senate Round Table hearings on that topic.
Henrikson has been a frequent guest speaker covering various topics including retirement plan investment management, ERISA, employee benefits issues and Social Security. He was an active member of the Committee on Economic Development’s Subcommittee on Social Security Reform and a guest speaker at the Economist-sponsored international convention on that topic in Madrid, Spain.
Henrikson is a board member of the ACLI and board member emeritus of the American Benefits Council. In addition, he currently serves as chairman of the board of the Wharton School’s S.S. Huebner Foundation for Insurance Education.
He currently serves as a member of the CSIS’s Commission on Global Aging and on the board of The Ron Brown Award for Corporate Leadership. Henrikson received a B.A. degree from the University of Pennsylvania and a J.D. degree from Emory University School of Law. In addition, he is a graduate of the Wharton School’s Advanced Management Program.
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Steven A. Kandarian
Executive Vice President and Chief Investment Officer
MetLife, Inc.
Steven A. Kandarian is executive vice president and chief investment officer for MetLife, Inc. He joined MetLife on April 11, 2005.
In this role, Kandarian is responsible for MetLife’s investment department and the company’s more than $300 billion general account portfolio.
Prior to joining MetLife, Kandarian was the executive director of the Pension Benefit Guaranty Corporation (PBGC) from 2001 to 2004. He made the public case for comprehensive reform of the pension funding rules to put the defined benefit system and the PBGC on a sound financial footing. In addition, under Kandarian’s leadership, the PBGC adopted a new investment policy ensuring that, going forward, its assets be structured to better match liability durations, which was critically important to the mission of the PBGC. As executive director, he reported to a board comprised of the secretaries of treasury, commerce and labor, and was responsible for operations that involved assets of over $35 billion and benefit obligations to some 934,000 workers and retirees in more than 3,200 pension plans.
Before joining PBGC, Kandarian was founder and managing partner of Orion Partners, LP, where he managed a private equity fund specializing in venture capital and corporate acquisitions for eight years. From 1990 to 1993, he served as president and founder of Eagle Capital Holdings, where he formed a private merchant bank to sponsor equity investments in small and mid-sized businesses. Prior to establishing Eagle Capital Holdings, from 1984 to 1990, he was managing director of Lee Capital Holdings, a private equity firm based in Boston.
Previously, he held several corporate merger and acquisition and leveraged buyout positions at State Street Bank and Trust and LCB Holdings, Inc. Prior to joining LCB, Kandarian was an investment banker with Houston-based Rotan Mosle, Inc., where he had responsibility for a broad range of projects, including: initial public offerings, mergers and acquisitions, private placements and fairness opinions. Kandarian previously served as a member of the board of trustees for MassMutual Corporate Investors, MassMutual Participation Investors and MassMutual Premier Funds.
Kandarian received a B.A. in economics from Clark University in 1974, a JD from Georgetown University Law Center in 1978, and an MBA from Harvard Business School in 1980.
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Leland C. Launer, Jr.
President, Institutional Business
MetLife, Inc.
Leland C. Launer, Jr. is president of Institutional Business for MetLife, Inc. He was appointed to this position in March 2005.
As president, Launer oversees MetLife’s Institutional Business segment, which provides group life, disability, dental, long-term care, auto & home and critical illness insurance to group customers in the United States. Institutional Business provides coverage to 88 of the top one hundred FORTUNE 500® companies, and offers a broad range of benefit solutions, particularly in the area of retirement and savings products.
Already the leading provider in most group product areas, including life, auto & home and long-term care, MetLife’s Institutional Business continues to grow. While the segment’s National Accounts business has grown faster than the market, Launer has also focused Institutional Business on expanding MetLife’s share of the small and mid-sized markets.
Prior to being named to his current role, Launer served as executive vice president and chief investment officer from July 2003 through March 2005. As chief investment officer, Launer had responsibility for a $240 billion general account portfolio. Previously, he worked in MetLife’s Individual Business segment, where he oversaw and managed strategic initiatives of importance to the company. Launer was also the treasurer after the company’s 2000 demutualization and contributed to the establishment of capital raising capabilities.
Launer joined MetLife in 1979 in the investments department in southern California. During his career at the company, he has managed virtually every unit in the investments department, including fixed income, the portfolio management unit, investment information and real estate investments.
Launer currently serves as chairman of the board of directors of Reinsurance Group of America, Inc. and also serves on the board of directors of MetLife Bank.
Launer received a B.S. degree in chemistry from the University of Redlands in 1977 and a M.B.A. degree in accounting and finance from the University of Southern California in 1979.
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James Lipscomb
Executive Vice President & General Counsel
MetLife, Inc.
James Lipscomb is executive vice president and general counsel of MetLife, Inc. He was named to this position in July 2003.
Lipscomb oversees the company’s legal affairs group with responsibility for the global operation of the MetLife law department, government and industry relations department and the corporate secretary’s office. He also provides advice to the board of directors and management on corporate governance and business operations.
Lipscomb joined MetLife in 1972 as an attorney and through promotions with increasing responsibilities became vice president and associate general counsel in 1987. He left the legal department in 1990 to join the strategic research group — an in-house “think tank” that worked on strategic issues. Later, he joined the real estate investments department where he was appointed a senior vice president and was placed in charge of the $12 billion commercial mortgage loan portfolio. In 1998, Lipscomb was asked to head the corporate planning and strategy department. In 2000, he was named president and chief executive officer of Conning Corporation, a former MetLife subsidiary, where he was in charge of a $25 billion asset management portfolio, a private equity group, a real estate loan origination and servicing platform, an equity broker dealer and an insurance industry research group. Lipscomb returned to the law department in 2001 and was named senior vice president and deputy general counsel.
Throughout this legal career, Lipscomb has held leadership positions in various local, state and national legal organizations, including the American College of Real Estate Lawyers and the State Bar of California. Lipscomb currently serves as Treasurer and a member of the Executive Committee of the Association of the Bar of the City of new York. He has spoken widely on many legal forums and has been published on many topics, including the publication of “Structuring Complex Real Estate Transactions” (John Wiley 1988, Supp. 1993).
Lipscomb received a B.A. degree from Howard University in 1969, a J.D. degree from Columbia University Law School in 1972 and a L.L.M. (Corporations) degree from New York University in 1977. He is a member of the state bar in New York and California and the federal bar in the Northern District of California, the Southern District of New York and the Second Circuit.
His civic affiliations include serving as a vice chair of the Citizens Budget Commission of New York, director of the Citizens Crime Commission of New York, and director of the Life Insurance Council of New York. Lipscomb also serves as a member of the board of directors of several MetLife subsidiaries — GenAmerica Financial, Metropolitan Life Property and Liability Company and MetLife Foundation.
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William J. Mullaney
President
MetLife Auto & Home
William J. Mullaney is the president of MetLife Auto & Home, MetLife’s $3 billion personal lines property & casualty subsidiary that insures nearly 4 million autos and homes nationwide. He was appointed to this position on January 1, 2005.
In this role, Mullaney oversees the company’s operations, including the development and distribution of all of MetLife’s property and casualty products — auto, home, condominium, boat and personal excess liability insurance. The company distributes its products through multiple distribution systems, including independent agents, MetLife financial services representatives, property & casualty specialists, direct-to-consumer and through the workplace, where MetLife Auto & Home is the number one provider of employer-sponsored group programs with more than $1 billion in premium.
Most recently, Mullaney served, from 2002 through 2004, as senior vice president for claims and customer service at MetLife Auto & Home, where he oversaw claims, business operations and services, and customer retention initiatives as well as the project management office.
From 1998 to 2002, Mullaney was responsible for MetLife’s voluntary benefits business, a $3 billion business that delivers financial products and services to employees at the workplace. In 2000, he added responsibility for MetLife’s national service center, which provides financial and administrative services to middle market customers in MetLife’s Institutional Business segment.
From 1996 to 1998, Mullaney served as the vice president overseeing MetLife’s relationship with the company’s largest institutional customer — General Motors. Prior to this position, he headed MetLife’s National Accounts customer units in Schaumburg, IL and Orange, CA, which served over 40 large customers, from 1994 to 1996. In 1992, Mullaney was put in charge of the Group National Accounts claim operations. He was promoted to vice president in 1990 and joined MetLife in 1982.
Mullaney received a B.A. degree in business and economics from the University of Pittsburgh in 1982, a M.B.A. degree in information systems from Pace University in 1984, and a chartered life underwriter designation from The American College in 1989. He is a member of the board of directors for Hyatt Legal Plans, Rhode Island Philharmonic, the Insurance Information Institute and Property Casualty Insurers Association of America.
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Catherine A. Rein
Senior Executive Vice President & Chief Administrative Officer
MetLife, Inc.
Catherine A. Rein is senior executive vice president and chief administrative officer of MetLife, Inc. and a member of MetLife’s executive group. She was appointed to this position January 1, 2005.
As chief administrative officer, Rein oversees MetLife’s human resources, information technology, corporate ethics and compliance, audit, corporate communications, advertising and brand management, corporate security, corporate real estate, corporate procurement and call center functions.
From 1999 through 2004, Rein was president and chief executive officer of MetLife Auto & Home. In this role, she led the company to achieve record sales and earnings growth, improved MetLife Auto & Home’s combined ratio and increased customer retention. During her tenure, she also oversaw MetLife’s acquisition and integration of the personal insurance operations of the St. Paul Companies.
Rein joined MetLife in 1985 as vice president in charge of the human resources department. She was named a senior vice president in 1988 in charge of various MetLife staff functions, including human resources, information technology, facilities and services, public affairs and government relations, planning, and mergers and acquisitions in 1989. She was appointed senior executive vice president in charge of the MetLife business services group in February 1998. Before joining MetLife, she served as vice president and general counsel for The Continental Group, Inc. Prior to that, she was associated with the New York City law firm of Dewey, Ballantine, Bushby, Palmer & Wood.
Rein received a B.A. degree from Pennsylvania State University in 1965 and a J.D. degree from New York University in 1968.
Rein chairs the MetLife Foundation. In addition, she serves on the board of directors of The Bank of New York, Inc., First Energy Corporation, and is director emeritus of Corning, Inc.
She is a member of the board of trustees of New York University Law Center Foundation. She is also a member of the American Bar Association, the New York State Bar Association and the Association of the Bar of the City of New York.
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William J. Toppeta
President, International
MetLife, Inc.
William J. Toppeta is president, International for MetLife, Inc. He was named to this position on July 1, 2001 and is responsible for all of the company’s insurance and employee benefits businesses outside the United States. Toppeta is also a member of MetLife’s executive group, which he joined in 1997.
Under his leadership, MetLife continues to successfully expand its operations in three key regions outside of the U.S.: Latin America, Asia Pacific and Europe.
Since Toppeta took on the role, International’s revenues more than doubled in four years — from $1.2 billion in 2001 to $2.7 billion in 2004. As a result of MetLife’s 2005 acquisition of substantially all of Citigroup Inc.’s international insurance businesses, MetLife’s presence outside the U.S. has expanded to now reach 15 million customers in 15 countries and territories.
Toppeta has focused MetLife’s International business on growth — both organically and through acquisitions. He was the principal architect of MetLife’s acquisition and integration of Aseguradora Hidalgo S.A. in Mexico, where MetLife is now the largest life insurer. He also expanded MetLife’s operations in Korea, Chile, Taiwan, Brazil, India and China.
Prior to assuming his current role, Toppeta served as MetLife’s president of client services and chief administrative officer from 1999 to 2001. Prior to this position, he oversaw MetLife’s Individual Business segment after having led the U.S. career agency force for three years. In 1995, he was named senior vice president to lead MetLife’s corporate reengineering department.
After being named vice president and deputy general manager of MetLife’s Canadian operations in 1992, he became president and CEO of Metropolitan Life’s Canadian operations in 1993. Toppeta also served as executive assistant to Richard R. Shinn, who was MetLife’s CEO at the time, and was appointed assistant vice president in the office of the president in 1979. He began his career at MetLife in 1973 as an attorney in the law department.
Toppeta holds a B.A. degree from Fordham College as well as J.D. and LL.M degrees from New York University’s School of Law. He is a member of the board of overseers of Fordham College, a director of the Tri-State United Way, a director of Coalition of Services Industries, and a Chairman’s Circle member of the US-India Business Council. He also serves as a director of MetLife Foundation, MetLife Auto & Home, MetLife Securities, New England Securities and Walnut Street Securities.
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Lisa M. Weber
President, Individual Business
MetLife, Inc.
Lisa M. Weber oversees the retail business segments, including Individual Business and Auto & Home, for MetLife, Inc., one of the largest providers of insurance and other financial services to millions of customers worldwide.
A 20-year veteran across the securities, banking and insurance industries, Weber is driving a retail growth strategy at MetLife that emphasizes client needs, face-to-face distribution and overall profitability for businesses that generated approximately $17 billion in revenue in 2004. Upon the completion of MetLife’s 2005 acquisition of Travelers Life & Annuity, MetLife became the largest individual life insurer and second largest variable annuity provider in North America. The transaction also significantly expanded the distribution reach of MetLife’s Individual Business channels. Weber has served as president since June 2004.
From 2001 to 2004, Weber served as MetLife’s senior executive vice president and chief administrative officer. In this position, she was responsible for MetLife’s worldwide brand and communications, human resources, corporate ethics & compliance, audit, corporate services, security as well as the company’s philanthropic efforts through MetLife Foundation. As executive vice president of human resources from 1999 to 2001, Weber was instrumental in shaping and implementing MetLife’s overall strategy and the principal architect behind MetLife’s culture transformation and robust performance management system. She led a number of initiatives that were critical to MetLife’s 2000 conversion from a mutual to publicly-traded company.
Before joining MetLife in 1998, Weber spent more than 10 years at PaineWebber, where she held a number of senior human resources positions. Previously, Weber directed various human resources practices and strategies at Merrill Lynch and Manufacturers Hanover.
Weber holds a bachelor of arts degree in psychology from the State University of New York at Stony Brook where she was elected to Phi Beta Kappa. She serves on the board of Reinsurance Group of America, Inc. (NYSE: RGA) and several MetLife subsidiaries, including MetLife Bank. She is a director of MetLife Foundation and Rutgers Executive Advisory Committee and a trustee of Northeast Region Boys & Girls Clubs of America.
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William J. Wheeler
Executive Vice President & Chief Financial Officer
MetLife, Inc.
William J. Wheeler is executive vice president and chief financial officer of MetLife, Inc. and Metropolitan Life Insurance Company, a wholly-owned subsidiary. He was named to this position in December 2003. Wheeler also is a member of MetLife’s executive group.
As chief financial officer, Wheeler is responsible for overseeing all financial management matters for the company. This includes financial reporting, treasury, corporate actuarial, risk management, tax, investor relations and mergers and acquisitions.
Wheeler joined the company in 1997 as the treasurer of Metropolitan Life Insurance Company. As treasurer, he helped prepare MetLife to become a public company and oversaw certain aspects of the demutualization, the development of investor relations and shareholder services organizations, and management of the initial public offering process and related transactions.
After MetLife’s IPO in 2000, Wheeler became the chief financial officer of the company’s Institutional Business in June 2000. In this role, he oversaw financial reporting and planning, as well as expense management, for that segment. In August 2002, Wheeler was named the head of product management, marketing and business development activities in the company’s Individual Business segment.
Before joining MetLife, Wheeler was an investment banker for ten years at Donaldson, Lufkin & Jenrette. During his career at DLJ he managed a variety of transactions, including equity and debt financings, mergers and acquisitions, leveraged buyouts, financial advisory and restructurings in a number of different industries, including the insurance industry.
Wheeler holds an M.B.A. from Harvard Business School. He also received an A.B. in English, magna cum laude, and was awarded Phi Beta Kappa from Wabash College.
He is a member of Wabash College’s board of trustees and serves on the board of directors of LIMRA.
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